Exhibit 99.2
Piper Jaffray Companies
Unaudited Pro Forma Consolidated Statement of Financial Condition
June 30, 2006

		Pro Forma		Pro Forma		Pro Forma
	As	Adjustments		Adjustments		Adjustments	As
	Reported	(Note 2)		(Note 2)		(Note 2)	Adjusted
(Amounts in thousands, except share data)
Assets

Cash and cash equivalents	$138,167	$787,717	(a)	$—		$(227,726) (h)	$698,158
Receivables:
Customers (net of allowance of $1,665)	60,627	—		—		—	60,627
Brokers, dealers and clearing organizations	136,503	—		—		—	136,503
Deposits with clearing organizations	58,340	—		—		—	58,340
Securities purchased under agreements to resell	243,883	—		—		—	243,883
Trading securities owned	789,946	—		—		—	789,946
Fixed assets, net	37,520	—		—		—	37,520
Goodwill (net of accumulated amortization of $52,531)	317,167	(85,600)	(b)	—		—	231,567
Intangible assets (net of accumulated amortization of $2,533)	2,267	—		—		—	2,267
Other receivables	38,269	—		—		—	38,269
Other assets	89,399	—		—		—	89,399
Assets held for sale	419,855	(419,855)	(c)	—		—	—

Total assets	$2,331,943	$282,262		$—		$(227,726)	$2,386,479

Liabilities and Shareholders’ Equity

Payables:
Customers	$111,299	—		—		—	$111,299
Checks and drafts	36,141	—		—		—	36,141
Brokers, dealers and clearing organizations	259,816	—		—		(227,726) (h)	32,090
Securities sold under agreements to repurchase	198,175	—		—		—	198,175
Trading securities sold, but not yet purchased	328,049	—		—		—	328,049
Accrued compensation	118,617	—		—		—	118,617
Other liabilities and accrued expenses	171,602	192,572	(d)	28,535	(g)	—	392,709
Liabilities held for sale	120,815	(120,815)	(e)	—		—	—

Total liabilities	1,344,514	71,757		28,535		(227,726)	1,217,080

Subordinated debt	180,000	—		—		—	180,000

Shareholders’ equity:
Common stock, $0.01 par value;
Shares authorized: 100,000,000
Shares issued: 19,487,319
Shares outstanding: 18,556,143	195	—		—		—	195
Additional paid-in capital	721,660	—		—		—	721,660
Retained earnings	118,425	210,505	(f)	(28,535)	(g)	—	300,395
Less common stock held in treasury, at cost: 931,176 shares	(29,429)	—		—		—	(29,429)
Other comprehensive loss	(3,422)	—		—		—	(3,422)

Total shareholders’ equity	807,429	210,505		(28,535)		—	989,399

Total liabilities and shareholders’ equity	$2,331,943	$282,262		$—		$(227,726)	$2,386,479

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Piper Jaffray Companies
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the year ended December 31, 2005

		Pro Forma
	As	Adjustments	As
(Amounts in thousands, except per share data)	Reported	(Note 3)	Adjusted
Revenues:

Investment banking	$243,347	$—	$243,347
Institutional brokerage	162,068	—	162,068
Interest	44,857	—	44,857
Other income	3,530	—	3,530

Total revenues	453,802	—	453,802

Interest expense	32,494	—	32,494

Net revenues	421,308	—	421,308

Non-interest expenses:

Compensation and benefits	243,833	—	243,833
Occupancy and equipment	30,808	—	30,808
Communications	23,987	—	23,987
Floor brokerage and clearance	14,785	—	14,785
Marketing and business development	21,537	—	21,537
Outside services	23,881	—	23,881
Cash award program	4,205	—	4,205
Restructuring-related expense	8,595	—	8,595
Other operating expenses	13,646	—	13,646

Total non-interest expenses	385,277	—	385,277

Income from continuing operations before income tax expense	36,031	—	36,031

Income tax expense	10,863	—	10,863

Net income from continuing operations	$25,168	$—	$25,168

Earnings per basic common share	$1.34		$1.34

Earnings per diluted common share	$1.32		$1.32

Weighted average number of common shares outstanding
Basic	18,813		18,813
Diluted	19,081		19,081
See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Piper Jaffray Companies
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended June 30, 2006

		Pro Forma
	As	Adjustments	As
(Amounts in thousands, except per share data)	Reported	(Note 3)	Adjusted
Revenues:

Investment banking	$131,000	$—	$131,000
Institutional brokerage	87,172	—	87,172
Interest	28,065	—	28,065
Other income	11,268	—	11,268

Total revenues	257,505	—	257,505

Interest expense	17,296	—	17,296

Net revenues	240,209	—	240,209

Non-interest expenses:

Compensation and benefits	133,577	—	133,577
Occupancy and equipment	14,827	—	14,827
Communications	10,976	—	10,976
Floor brokerage and clearance	6,048	—	6,048
Marketing and business development	11,301	—	11,301
Outside services	13,128	—	13,128
Cash award program	2,161	—	2,161
Restructuring-related expense	—	—	—
Other operating expenses	7,347	—	7,347

Total non-interest expenses	199,365	—	199,365

Income from continuing operations before income tax expense	40,844	—	40,844

Income tax expense	14,209	—	14,209

Net income from continuing operations	$26,635	$—	$26,635

Earnings per basic common share	$1.44		$1.44

Earnings per diluted common share	$1.37		$1.37

Weighted average number of common shares outstanding
Basic	18,509		18,509
Diluted	19,408		19,408
See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Piper Jaffray Companies
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements
(Unaudited)
Note 1 Basis of Presentation
Basis of Presentation
     The following unaudited pro forma condensed consolidated financial statements are based upon and should be read in conjunction with our historical consolidated financial statements and accompanying notes of Piper Jaffray Companies (the “Company”).
     The unaudited pro forma consolidated statement of financial condition of the Company as of June 30, 2006 and the statements of operations for the six months ended June 30, 2006 and the year ended December 31, 2005, give effect to the sale of the Company’s Private Client Services (“PCS”) branch network as if the sale had occurred on June 30, 2006 for balance sheet purposes and January 1, 2005 for purposes of the statements of operations.
     The unaudited pro forma condensed consolidated financial statements have been prepared based upon currently available information, estimates and assumptions that are deemed appropriate by the Company’s management. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have been reported had such transaction actually occurred on the dates specified, nor are they indicative of our future results of operations of financial condition.
Note 2 Statement of Financial Condition Pro Forma Adjustments
     The unaudited pro forma consolidated statement of financial condition as of June 30, 2006 reflects the following adjustments:
a)	Represents gross cash proceeds from the sale of the PCS branch network. The Company anticipates utilizing these proceeds to repay all $180 million in subordinated debt currently outstanding, repurchase up to $180 million in common stock, pay approximately $185 million in income taxes associated with the gain on sale of the branch network and repay other outstanding short-term financing liabilities.

b)	Adjustment to write-off the goodwill assigned to the PCS branch network.

c)	Adjustment to reflect the sale of Company assets comprised of $394.9 million in customer receivables, $14.8 million in fixed assets, $8.7 million in employee forgivable loans and $1.5 million in other receivables.

d)	Adjustment to reflect an increase in other liabilities for income taxes payable of $184.4 million related to the estimated gain on sale of the PCS branch network and estimated additional transaction costs of $8.2 million related to the sale.

e)	Adjustment to reflect the sale of Company liabilities comprised of $118.2 million in customer payables and $2.6 million in other payables.

f)	Adjustment to increase retained earning for the estimated gain, net of tax, on the sale of the PCS branch network.

g)	Adjustment to reflect additional restructuring expenses, net of tax, recorded at the time of sale.

h)	Adjustment to reflect payment of PCS stock loan liabilities due to the Company no longer having access to PCS customer excess margin securities.
Note 3 Statements of Operations Pro Forma Adjustments
     There were no adjustments to any items on the unaudited condensed consolidated statement of operations in calculating the income from continuing operation as the sale of the PCS branch network was reflected as discontinued operations in the Company’s Quarterly Report on Form 10-Q as of and for the three months ended June 30, 2006 and in the Company’s Form 8-K filed on July 19, 2006. For the six months ended June 30, 2006, the Company reported income from discontinued operations of $1.4 million, or $0.07 per diluted share. For the year ended December 31, 2005, the Company reported income from discontinued operations of $14.9 million, or $0.78 per diluted share. The pro forma results exclude the impact of the gain on sale of the PCS branch network.